Chase Manhattan Auto Owner Trust 1997-B
Statement to Certificateholders
           15-Sep-00

DISTRIBUTION IN DOLLARS

CLASS         ORIGINAL                PRIOR        PRINCIPAL     INTEREST          TOTAL    REALIZED   DEFERRED            CURRENT
                FACE              PRINCIPAL                                                  LOSSES    INTEREST           PRINCIPAL
               VALUE                BALANCE                                                                                 BALANCE
  A1       200,000,000.00                0               0             0                0         0          0                   0
  A2       294,000,000.00                0               0             0                0         0          0                   0
  A3       227,000,000.00                0               0             0                0         0          0                   0
  A4       133,000,000.00    56,039,763.42   11,849,538.04    303,548.72    12,153,086.76         0          0       44,190,225.38
  A5        70,000,000.00    70,000,000.00               0    385,000.00       385,000.00         0          0       70,000,000.00
  B1        29,148,275.79    29,148,275.79               0    163,959.05       163,959.05         0          0       29,148,275.79
TOTALS     953,148,275.79   155,188,039.21   11,849,538.04    852,507.77    12,702,045.81         0          0      143,338,501.17


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                           PASS-THROUGH RATES
CLASS           PRIOR           PRINCIPAL        INTEREST          TOTAL         CURRENT             CLASS              CURRENT
            PRINCIPAL                                                          PRINCIPAL                              PASS-THRU
               FACTOR                                                             FACTOR                                   RATE
  A1                   0                0               0              0               0               A1                  5.74%
  A2                   0                0               0              0               0               A2                  6.10%
  A3                   0                0               0              0               0               A3                  6.35%
  A4         421.3516047      89.09427098       2.2823212       91.37659      332.257334               A4                  6.50%
  A5            1,000.00                0             5.5            5.5        1,000.00               A5                  6.60%
  B1            1,000.00                0      5.62499995          5.625        1,000.00               B1                  6.75%
TOTALS       162.8162618      12.43199861      0.89441254       13.32641      150.384263


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-B
15-Sep-00
STATEMENT TO CERTIFICATEHOLDERS

                     Due Period                                                                                           39
                     Due Period Beginning Date                                                                        8/1/00
                     Due Period End Date                                                                             8/31/00
                     Determination Date                                                                               9/8/00
Section 5.8(iii)     Servicing Fee                                                                                129,323.37
Section 5.8(iii)     Servicing Fee per $1000                                                                      0.13568022
Section 5.8(iv)      Administration Fee                                                                             1,000.00
Section 5.8(iv)      Administration Fee per $1000                                                                 0.00104915
Section 5.8(vi)      Pool Balance at the end of the Collection Period                                         143,338,501.17
Section 5.8(vii)     Repurchase Amounts for Repurchased Receivable
                     By Seller                                                                                             0
                     By Servicer                                                                                  132,229.12
                     TOTAL                                                                                        132,229.12
Section 5.8(viii)    Realized Net Losses for Collection Period                                                     69,469.70
Section 5.8(ix)      Reserve Account Balance after Disbursement                                                 7,148,612.07
Section 5.8(x)       Specified Reserve Account Balance                                                          7,148,612.07
Section 5.8(xi)      Total Distribution Amount                                                                 13,012,132.85
                     Servicing Fee                                                                                129,323.37
                     Administration Fee                                                                             1,000.00
                     Noteholders Distribution Amount                                                           12,538,086.76
                     Certficateholders Distribution Amount                                                        163,959.05
                     Deposit to Reserve Account                                                                   179,763.67


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-B
15-Sep-00
MONTHLY SERVICER REPORT

I. Available Amount in the Collection Accont

                     A. Credits
                     1. Payments from Obligors Applied to Collection Period
                     a. Principal Payments                                                                     11,570,068.27
                     b. Other Interest Payments                                                                 1,231,852.18
                     c. Total                                                                                  12,801,920.45
                     2. Proceeds from Repurchased Receivables
                     a. Principal Before Cutoff Date                                                                       0
                     b. Interest Before Cutoff Date                                                                        0
                     c. Principal Payments                                                                        132,229.12
                     d. Recovery of Advance                                                                                0
                     e. Other Interest Payments                                                                            0
                     f. Total                                                                                     132,229.12
                     3. Reversal from Defaulted Contracts                                                                  0
                     4. Recovery of Defaulted Receivables                                                          77,983.28
                     5. Advance Recoveries Before Cutoff Date
                     a. Principal                                                                                          0
                     b. Interest                                                                                           0
                     c. Total                                                                                              0
                     6. Net Adjustments                                                                                    0
                     7. Reserve Fund Transfer Amount                                                                       0
                     8. Overpayment From Obligors                                                                          0
                     9. Total Credits                                                                          13,012,132.85
                     B. Debits
                     1. Overpayments From Obligors                                                                         0
                     2. Advance Recovery Amount Before Cutoff Data to Seller
                     a. Principal                                                                                          0
                     b. Interest.                                                                                          0
                     c. Total                                                                                              0
                     3. Reversal of Defaulted Contracts                                                                    0
                     4. Total Debits                                                                                       0
                     C. Total Available Amount (Lines A-B)                                                     13,012,132.85

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-B
15-Sep-00
MONTHLY SERVICER REPORT

II. Liquidation Proceeds on Defaulted Receivables for the Collection Period

                     A. Principal                                                                                 147,240.65
                     B. Interest                                                                                   13,817.55
                     C. Total                                                                                     161,058.20

III. Disbursements from Collection Account
                     A. Available Distribution Amount
                     1. Available Distribution Amount                                                          13,012,132.85
                     2. Reserve Account Transfer Amount                                                                    0
                     3. Total Distribution Amount                                                              13,012,132.85
                     B. Monthly Servicing Fee                                                                     129,323.37
                     C. Monthly Administration Fee                                                                  1,000.00
                     D. Noteholders Interest Distributable Amount                                                 688,548.72
                     E. Certificateholders Interest Distributable Amount                                          163,959.05
                     F. Noteholders Principal Distributable Amount                                             11,849,538.04
                     G. Certificateholders Principal Distributable Amount                                                  0
                     H. Deposit to Reserve Account                                                                179,763.67

IV. Monthly Disbursements
                     A. Pool Servicing Fee
                     a. Monthly Servicing Fee                                                                     129,323.37
                     b. Unpaid Monthly Servicing Fee                                                                       0
                     c. Total                                                                                     129,323.37
                     B. Administrative Fee
                     a. Monthly Administration Fee                                                                  1,000.00
                     b. Unpaid Monthly Administration Fee                                                                  0
                     c. Total                                                                                       1,000.00
                     C. Noteholders' Interest Distributable Amount
                     Class A-1 Monthly Interest                                                                            0
                     Class A-1 Carryover Shortfall                                                                         0
                     Class A-1 Total                                                                                       0
                     Class A-2 Monthly Interest                                                                            0
                     Class A-2 Carryover Shortfall                                                                         0
                     Class A-2 Total                                                                                       0

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-B
15-Sep-00
MONTHLY SERVICER REPORT

                     Class A-3 Monthly Interest                                                                            0
                     Class A-3 Carryover Shortfall                                                                         0
                     Class A-3 Total                                                                                       0
                     Class A-4 Monthly Interest                                                                   303,548.72
                     Class A-4 Carryover Shortfall                                                                         0
                     Class A-4 Total                                                                              303,548.72
                     Class A-5 Monthly Interest                                                                   385,000.00
                     Class A-5 Carryover Shortfall                                                                         0
                     Class A-5 Total                                                                              385,000.00
                     Total for Notes Monthly Interest                                                             688,548.72
                     Total for Notes Carryover Shortfall                                                                   0
                     Total for Notes Total                                                                        688,548.72
                     D. Certificateholders' Interest Distributable Amount
                     Class B-1 Monthly Interest                                                                   163,959.05
                     Class B-1 Carryover Shortfall                                                                         0
                     Class B-1 Total                                                                              163,959.05
                     Total for Certificates Monthly Interest                                                      163,959.05
                     Total for Certificates Carryover Shortfall                                                            0
                     Total for Certificates Total                                                                 163,959.05
                     E. Noteholders' Principal Distributable Amount
                     Class A-1 Monthly Principal                                                                           0
                     Class A-1 Carryover Shortfall                                                                         0
                     Class A-1 Total                                                                                       0
                     Class A-2 Monthly Principal                                                                           0
                     Class A-2 Carryover Shortfall                                                                         0
                     Class A-2 Total                                                                                       0
                     Class A-3 Monthly Principal                                                                           0
                     Class A-3 Carryover Shortfall                                                                         0
                     Class A-3 Total                                                                                       0
                     Class A-4 Monthly Principal                                                               11,849,538.04
                     Class A-4 Carryover Shortfall                                                                         0
                     Class A-4 Total                                                                           11,849,538.04
                     Class A-5 Monthly Principal                                                                           0
                     Class A-5 Carryover Shortfall                                                                         0
                     Class A-5 Total                                                                                       0
                     Total for Notes Monthly Principal                                                         11,849,538.04
                     Total for Notes Carryover Shortfall                                                                   0
                     Total for Notes Total                                                                     11,849,538.04

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-B
15-Sep-00
MONTHLY SERVICER REPORT

                     F. Certificateholders' Principal Distributable Amout
                     Class B-1 Monthly Principal                                                                           0
                     Class B-1 Carryover Shortfall                                                                         0
                     Class B-1 Total                                                                                       0
                     Total for Certificates Monthly Principal                                                              0
                     Total for Certificates Carryover Shortfall                                                            0
                     Total for Certificates Total                                                                          0
                     G. Total Disbursements                                                                    12,832,369.18

V. Payment Deficiency Amount
                     A. Scheduled Monthly Disbursements                                                        12,832,369.18
                     B. Available Distribution Amount                                                          13,012,132.85
                     C. Payment Deficiency Amount                                                                          0

VI. Reserve Account Transfer Amount
                     A. Available Reserve Amount                                                                7,148,612.07
                     B. Payment Deficiency Amount                                                                          0
                     C. Withdrawal for Write-Off                                                                           0
                     D. Reserve Account Withdrawal (MIN: Lines A and (B+C))                                                0

VII. Pool Balance Reduction Allocation for Collection Period
                     A. Beginning Pool Balance                                                                155,188,039.21
                     B. Pool Balance Reduction
                     1. Available Principal
                     a. Principal Payments                                                                     11,570,068.27
                     b. From Repurchased Receivables                                                              132,229.12
                     c. Total                                                                                  11,702,297.39
                     2. From Defaulted Receivables                                                                147,240.65
                     3. Total Pool Balance Reduction                                                           11,849,538.04
                     C. Ending Pool Balance                                                                   143,338,501.17
                     2. Monthly Principal Allocation
                     a. Notes                                                                                  11,849,538.04
                     b. Certificates                                                                                       0

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-B
15-Sep-00
MONTHLY SERVICER REPORT

VIII. Delinquency and Defaults

Group 1
Period                                                  Number        Delinquency Amount                 Principal Balance
30-59 days                                                   783            567,546.33                          4,819,306.05
60-89 days                                                   141            145,822.31                            798,664.23
90-119 days                                                   59             73,276.24                            295,799.76
120+149 days                                                  45             72,009.28                            218,827.44
150+179 days                                                  20             32,001.95                             81,156.72
180+209 days                                                   6             11,114.18                             33,282.05
210+239 days                                                   4              6,437.29                              7,298.53
240+Days Delinquent                                            0                     0                                     0
Total                                                       1058            908,207.58                          6,254,334.78

                     B. Principal amount of loans in defaulted receivables                                        147,240.65
                     C. Delinquency Percentage
                     1. Outstanding principal balance for deliquency greater than or equal to                   1,435,028.73
                     2. Pool Principal Ending Balance                                                         143,338,501.17
                     3. Delinquency Percentage                                                                         1.00%

IX. Pool Delinquency Percentages
                     A. Delinquency Percentage for 2nd previous period                                                 0.91%
                     B. Delinquency Percentage for previous period                                                     1.00%
                     C. Delinquency Percentage for current period                                                      1.00%
                     D. Average Deliquency Percentage                                                                  0.97%

X. Portfolio Loss Ratios
                     A. Net Loss Ratio for 2nd previous period                                                         0.66%
                     B. Net Loss Ratio for previous period                                                             0.52%
                     1. Principal Balance of Defaulted Receivables                                                147,240.65
                     2. Principal Recoveries on Defaulted Receivables                                              77,770.95
                     3. Average Pool Balance for Collection Period                                            149,263,270.19
                     4. Net Loss Ratio for Current Period(12*(1-2)/3)                                                  0.56%
                     D. Average Net Loss Ratio ((A+B+C) / 3)                                                           0.58%

XI. Specified Reserve Account Balance
                     A. Calculation for Reserve Account Floor Amount
                     1. Guaranteed Floor Amount                                                                 7,148,612.07
                     2. Possible Floor Amount
                     a. Principal Balance at the Beginning of Next Collection Period                          143,338,501.17

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-B
15-Sep-00
MONTHLY SERVICER REPORT

                     b. Cumulative Monthly Interest through Final Distribution Data
Class A-1 Balance                                                                                                          0
Class A-1 Interest Rate                                                                                                 5.74
Class A-1 Service Rate                                                                                                  0.01
Class A-1 Term                                                                                                             0
Class A-1 Interest                                                                                                         0
Class A-1 Service Fee                                                                                                      0
Class A-1 Total                                                                                                            0
Class A-2 Balance                                                                                                          0
Class A-2 Interest Rate                                                                                                  6.1
Class A-2 Service Rate                                                                                                  0.01
Class A-2 Term                                                                                                             0
Class A-2 Interest                                                                                                         0
Class A-2 Service Fee                                                                                                      0
Class A-2 Total                                                                                                            0
Class A-3 Balance                                                                                                          0
Class A-3 Interest Rate                                                                                                 6.35
Class A-3 Service Rate                                                                                                  0.01
Class A-3 Term                                                                                                             6
Class A-3 Interest                                                                                                         0
Class A-3 Service Fee                                                                                                      0
Class A-3 Total                                                                                                            0
Class A-4 Balance                                                                                              44,190,225.38
Class A-4 Interest Rate                                                                                                  6.5
Class A-4 Service Rate                                                                                                  0.01
Class A-4 Term                                                                                                            14
Class A-4 Interest                                                                                              3,351,092.09
Class A-4 Service Fee                                                                                             515,552.63
Class A-4 Total                                                                                                 3,866,644.72
Class A-5 Balance                                                                                              70,000,000.00
Class A-5 Interest Rate                                                                                                  6.6
Class A-5 Service Rate                                                                                                  0.01
Class A-5 Term                                                                                                            19
Class A-5 Interest                                                                                              7,315,000.00
Class A-5 Service Fee                                                                                           1,108,333.33
Class A-5 Total                                                                                                 8,423,333.33

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-B
15-Sep-00
MONTHLY SERVICER REPORT


Class B-1 Balance                                                                                              29,148,275.79
Class B-1 Interest Rate                                                                                                 6.75
Class B-1 Service Rate                                                                                                  0.01
Class B-1 Term                                                                                                            41
Class B-1 Interest                                                                                              6,722,321.10
Class B-1 Service Fee                                                                                             995,899.42
Class B-1 Total                                                                                                 7,718,220.52
                     c. Possible Floor Amount equals Pool Balance +
                          Interest + Service Fee                                                              163,346,699.74
                          (Lines a+b)
                     3. Reserve Account Floor (Minimum Lines 1 and 2)                                           7,148,612.07
                     B. Possible Reserve Account Amount
                     1. Reserve Account Trigger Percentages
                     a. Average Delinquency Percentage                                                                 0.97%
                     b. Average Delinquency Percentage Trigger                                                         1.25%
                     c. Average Loss Ratio                                                                             0.58%
                     d. Average Loss Ratio Trigger                                                                     1.25%
                     e. Maximum Reserve Account Percentage Specified                                                   6.00%
                     f. Minimum Reserve Account Percentage specified                                                   3.00%
                     g. Reserve Account Percentage Applied                                                             3.00%
                     2. Pool Principal Balance                                                                143,338,501.17
                     3. Possible Reserve Account Amount                                                         4,300,155.04
                     C. Specified Reserve Account Balance (Max: Lines A and B)                                  7,148,612.07
XII. Reserve Account
                     A. Reserve Account Balance After Disbursement from Previous Period
                     1. Reserve Account Balance After Disbursement from Previous Period                         7,148,612.07
                     2. Reserve Account Transfer Amount                                                                    0
                     3. Investment Earnings                                                                        39,315.48
                     4. Deposit to Reserve Account After Disbursement                                             179,763.67
                     5. Amount After Deposit                                                                    7,367,691.22
                     B. Specified Reserve Account Balance                                                       7,148,612.07
                     C. Available Reserve Account Amount (Min: Lines A and B)                                   7,148,612.07
                     D. Excess Amount to Seller                                                                   219,079.15
XIII. Weighted Average Coupon as of Current Period                                                                 9.5643915
XIV. Weighted Average Maturity as of Current Period                                                              18.92877767



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION